Exhibit 10(a)


                      AMENDMENT TO EMPLOYMENT AGREEMENT



           THIS AMENDMENT TO EMPLOYMENT AGREEMENT ("Amendment") is entered into as of April 10, 2000, between JACOBSON STORES INC., a Michigan corporation of Jackson, Michigan (the "Company"), and P. GERALD MILLS, of Chelsea, Michigan ("Mills").

           THE PARTIES HEREBY AGREE that the restated Employment Agreement between them dated as of June 11, 1998, as amended effective April 11, 1999 (the "Agreement"), is further amended effective April 16, 2000, as follows:

               Compensation. The phrase "Three Hundred Fifty Thousand Dollars ($350,000)" in paragraph 2 of the amended Agreement is amended to read "Four Hundred Twenty-Five Thousand Dollars ($425,000)".

           Except as expressly amended hereby, the Agreement shall continue in full force and effect.


IN THE PRESENCE OF:                    JACOBSON STORES INC.



/s/  Dana J. Collins                   By: /s/  Paul W. Gilbert
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                                             Paul W. Gilbert
                                             Its: Vice Chairman of the Board


/s/  Timothy J. Spalding               /s/  P. Gerald Mills
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                                       P. Gerald Mills